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                                   Exhibit 23

                          [Dixon Odom PLLC Letterhead]

                        CONSENT TO INDEPENDENT AUDITORS


To the Board of Directors
Carolina Fincorp, Inc.
Rockingham, North Carolina


As independent auditors, we hereby consent to the incorporation of our report, dated August 6, 1999 incorporated by reference in this annual report of Carolina Fincorp, Inc. and Subsidiary on Form 10-KSB into the Company's previously filed Form S-8 Registration Statement File No. 333-43035.


/s/ Dixon Odom PLLC

Sanford, North Carolina
September 17, 1999